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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 15, 2000
                      (Date of earliest event reported)

   Commission       Registrant; State of Incorporation;         I.R.S. Employer
   File Number        Address; and Telephone Number           Identification No.

     0-18135      AEP GENERATING COMPANY                             31-1033833
                  (An Ohio Corporation)
                  1 Riverside Plaza
                  Columbus, Ohio 43215
                  Telephone (614) 223-1000
     1-3457       APPALACHIAN POWER COMPANY                          54-0124790
                  (A Virginia  Corporation)
                  40 Franklin Road, S.W.
                  Roanoke, Virginia 24011
                  Telephone (540) 985-2300
     1-2680       COLUMBUS SOUTHERN POWER COMPANY                    31-4154203
                  (An Ohio Corporation)
                  1 Riverside Plaza
                  Columbus, Ohio 43215
                  Telephone (614) 223-1000
     1-3570       INDIANA MICHIGAN POWER COMPANY                     35-0410455
                  (An Indiana Corporation)
                  One Summit Square
                  P.O. Box 60
                  Fort Wayne, Indiana 46801
                  Telephone (219) 425-2111
     1-6858       KENTUCKY POWER COMPANY                             61-0247775
                  (A Kentucky Corporation)
                  1701 Central Avenue
                  Ashland, Kentucky 41101
                  Telephone (800) 572-1141
     1-6543       OHIO POWER COMPANY                                 31-4271000
                  (An  Ohio  Corporation)
                  301 Cleveland Avenue, S.W.
                  Canton, Ohio 44702
                  Telephone (330) 456-8173
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      This  combined  Form 8-K is  separately  filed by AEP  Generating  Company
("AEGCo"), Appalachian Power Company ("APCo"), Columbus Southern Power Company ("CSPCo"), Indiana Michigan Power Company ("I&M"), Kentucky Power Company ("KEPCo"), and Ohio Power Company ("OPCo"). Information contained herein relating to any individual registrant is filed by such registrant on its behalf. No registrant makes any representation as to information relating to any other registrant.

Item 5.  Other Events.

      On June 15, 2000, following receipt of final regulatory approval, the merger of Central and South West Corporation, a Delaware corporation ("CSW"), with and into Augusta Acquisition Corporation, a Delaware corporation ("Merger Sub") and a wholly owned subsidiary of American Electric Power Company, Inc. ("AEP"), with CSW being the surviving corporation ("Merger"), was consummated in accordance with the terms of an Agreement and Plan of Merger, dated as of December 21, 1997 (as amended on December 31, 1999), by and among AEP, Merger Sub and CSW (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, each outstanding share of common stock, par value $3.50 per share, of CSW (other than shares owned by CSW), was converted into the right to receive 0.6 of a share of common stock, par value $6.50 per share, of AEP.

      The Merger will be accounted for as a pooling of interests for accounting purposes.

Item 7.  Financial Statements and Exhibits.

(a)   Not Applicable.
(b)   Not Applicable.
(c)   Exhibits.

      The following exhibits are filed herewith in accordance with Item 601 of Regulation S-K:


       Exhibit No.                             Description
       -----------                             -----------
          2(a) Agreement and Plan of Merger, dated as of December 21, 1997, By and Among American Electric Power Company, Inc., Augusta Acquisition Corporation and Central and South West Corporation (Incorporated by reference to Exhibit 10(f) to Annual Report on Form 10-K of American Electric Power Company, Inc. for the fiscal year ended December 31, 1997).

          2(b) Amendment No. 1, dated as of December 31, 1999, to the Agreement and Plan of Merger (Incorporated by reference to Exhibit 10 to Current Report on Form 8-K of American Electric Power Company, Inc. dated December 15, 1999).
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              AEP GENERATING COMPANY
                              Registrant

                              APPALACHIAN POWER COMPANY
                              Registrant

                              COLUMBUS SOUTHERN POWER COMPANY
                              Registrant

                              INDIANA MICHIGAN POWER COMPANY
                              Registrant

                              KENTUCKY POWER COMPANY
                              Registrant

                              OHIO POWER COMPANY
                              Registrant



                              By:  /s/ Armando A. Pena
                                    Armando A. Pena
                                    Vice President, Treasurer and Chief
                                    Financial Officer of each Registrant

June 15, 2000

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                                  EXHIBIT INDEX

       Exhibit No.                             Description
       -----------                             -----------
          2(a) Agreement and Plan of Merger, dated as of December 21, 1997, By and Among American Electric Power Company, Inc., Augusta Acquisition Corporation and Central and South West Corporation (Incorporated by reference to Exhibit 10(f) to Annual Report on Form 10-K of American Electric Power Company, Inc. for the fiscal year ended December 31, 1997).

          2(b) Amendment No. 1, dated as of December 31, 1999, to the Agreement and Plan of Merger (Incorporated by reference to Exhibit 10 to Current Report on Form 8-K of American Electric Power Company, Inc. dated December 15, 1999).